                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                  VIATEL, INC.

                         Offer to Exchange all Outstanding
                    11.50% Senior Dollar Notes Due 2009 and
                  11.50% Senior Euro Notes Due 2009 (DTC Held)
                                      for
                    11.50% Senior Dollar Notes Due 2009 and
                  11.50% Senior Euro Notes Due 2009 (DTC Held)
                        Which Have Been Registered Under
                           the Securities Act of 1933
              Pursuant to the Prospectus, dated             , 1999

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME (10:00 P.M.,
   LONDON TIME), ON           , 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").
   TENDERS FOR EXCHANGE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY
   TIME (10:00 P.M., LONDON TIME), ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

               DELIVERY TO: The Bank of New York, EXCHANGE AGENT

          BY MAIL, HAND DELIVERY OR                        FOR INFORMATION CALL:
             OVERNIGHT CARRIER:                               (212) 815-2824

            The Bank of New York                      FACSIMILE TRANSMISSION NUMBER:
           Reorganization Section                             (212) 815-4699
      101 Barclay Street, Floor 7 East                     CONFIRM BY TELEPHONE:
          New York, New York 10286                            (212) 815-2824
         Attention: Tolutope Adeyoju

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
     ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS
             SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

    The undersigned acknowledges that he, she or it has received and reviewed
this Letter of Transmittal and the Prospectus, dated         , 1999 (the
"Prospectus"), of Viatel, Inc., a Delaware corporation (the "Company" or the "Issuer"), relating to its offer to exchange (i) up to $200,000,000 aggregate principal amount of its 11.50% Senior Dollar Notes Due 2009 (the "Dollar Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 11.50% Senior Dollar Notes Due 2009 (the "Existing Dollar Notes") from the registered holders thereof (the "Dollar Note Holders") and (ii) its 11.50% Senior Euro Notes Due 2009 (the "Euro Exchange Notes"), which have been registered under the Securities Act, for a like principal amount of its issued and outstanding 11.50% Senior Euro Notes Due 2009 (the "Existing Euro Notes"). The Prospectus and this Letter of Transmittal together constitute the Company's offers to exchange (the "Exchange Offers") (i) its Dollar Exchange Notes for a like principal amount of its Existing Dollar Notes from the Dollar Note Holders and (ii) its Euro Exchange Notes which are to be deposited with a custodian for, and registered in the name of, The Depository Trust Company ("DTC") or its nominee (the "Exchange DTC Euro Notes") for a like principal amount of Existing Euro Notes which have been deposited with a custodian for, and registered in the name of, DTC or its nominee (the "Existing DTC Euro Notes") from the registered holders thereof (the "DTC Euro Note Holders" and, together with the Dollar Note Holders, the "Holders"). For the purposes of this Letter of Transmittal, the Dollar Exchange Notes and the Exchange DTC Euro Notes are collectively referred to as the "Exchange Notes," and the Existing Dollar Notes and the Existing DTC Euro Notes are collectively referred to as the "Existing Notes."

    For each Existing Note accepted for exchange, the Holder of such Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Existing Notes or, if no interest has been paid on the Existing Notes, from March 19, 1999. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offers will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from March 19, 1999. Existing Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offers. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offers.

    This Letter of Transmittal is to be completed by a Holder of Existing Notes either if certificates are to be forwarded herewith or if a tender of certificates for Existing Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF EXISTING NOTES
-----------------------------------------------------------------------------------------------------
                                                          (1)              (2)              (3)
                                                                        AGGREGATE
                                                                        PRINCIPAL
             NAME(S) AND ADDRESS(ES)                                    AMOUNT OF        PRINCIPAL
             OF REGISTERED HOLDER(S)                  CERTIFICATE       EXISTING          AMOUNT
            (PLEASE FILL IN, IF BLANK)                NUMBER(S)*         NOTE(S)        TENDERED**
-----------------------------------------------------------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------

                                                    -------------------------------------------------
                                                         TOTAL
-----------------------------------------------------------------------------------------------------

* Need not be completed if Existing Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 or [EURO]1,000, as applicable, and any integral multiple thereof. See Instruction 1.

/ /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________
    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________
/ /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
    Window Ticket Number (if any) ______________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution Which Guaranteed Delivery ______________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________
/ /  CHECK HERE IF YOU ARE A BROKER-DEALER ENTITLED, PURSUANT TO THE TERMS OF
    THE REGISTRATION RIGHTS AGREEMENT REFERRED TO IN THE PROSPECTUS, TO RECEIVE, AND WISH TO RECEIVE, 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 180 DAYS AFTER THE EXPIRATION DATE.

    Name: ______________________________________________________________________
    Address: ___________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges and represents that it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of such Exchange Notes; however, by so acknowledging and representing and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that, when such Existing Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of Existing Notes or Exchange Notes, that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and that neither the Holder of such Existing Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

    The undersigned acknowledges that the Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offers in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business, at the time of commencement of the Exchange Offers such Holder has no arrangement or understanding with any person to participate in a distribution of such Exchange Notes, and such Holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offers in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the registration rights agreement referenced in the Prospectus) ("Participating

Broker-Dealers") for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date in connection with the sale or transfer of such Exchange Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Existing Notes, acquired for its own account as a result of market making or other trading activities, for Exchange Notes pursuant to the Exchange Offers for use in connection with any resale of such Exchange Notes. By accepting the Exchange Offers, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offers acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Existing Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offers.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

  x ___________________________________________________________________ , 1999

  x ___________________________________________________________________ , 1999

  ____________________________________________________________________________
             Signature(s) of Owner                              Date

  Area Code and Telephone Number _____________________________________________

      If a Holder is tendering an Existing Note, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s) ____________________________________________________________________
  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  SIGNATURE(S) GUARANTEED BY _________________________________________________

  AN ELIGIBLE INSTITUTION: ___________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                    (TITLE)

   __________________________________________________________________________
                                (NAME AND FIRM)

  DATED: ______________________________________________________________ , 1999

   (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN. SEE INSTRUCTION
                                      5.)

--------------------------------------------------------------------------------

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

      To be completed ONLY if certificates for Existing Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: Exchange Notes and/or Existing Notes to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

    _________________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                         (COMPLETE SUBSTITUTE FORM W-9)

  / / Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

      ________________________________________________________________________
                           (BOOK-ENTRY TRANSFER FACILITY
                          ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

      To be completed ONLY if certificates for Existing Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes" on this Letter of Transmittal above.

  Mail: Exchange Notes and/or Existing Notes to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

    _________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME (10:00 P.M., LONDON TIME), ON THE EXPIRATION DATE.

                                  INSTRUCTIONS
    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS FOR THE 11.50% SENIOR DOLLAR NOTES DUE 2009 AND 11.50% SENIOR EURO NOTES DUE 2009 (DTC
                                     HELD)
                       OF VIATEL INC. IN EXCHANGE FOR THE
 11.50% SENIOR DOLLAR NOTES DUE 2009 AND 11.50% SENIOR EURO NOTES DUE 2009 (DTC
                                     HELD)
              OF VIATEL INC., WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURES.

    This Letter of Transmittal is to be completed by Holders of Existing Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 or [EURO]1,000, as applicable, and any integral multiple thereof.

    Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers-- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 P.M., New York City time (10:00 p.m. London time), on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq NNM trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically-tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically-tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three Nasdaq NNM trading days after the date of execution of the Notice of Guaranteed Delivery.

    The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

    See "The Exchange Offers" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of Existing Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE EXISTING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

    If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

    When this Letter of Transmittal is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY ANY MEMBER FIRM OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFERS, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering Holders of Existing Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offers and or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.  TAXPAYER IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of Exchange Notes may result in backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individual) are not subject to these backup withholding and reporting requirements.

    To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Issuer.

6.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offers. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

    Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

    Tenders of Existing Notes of a series may be withdrawn at any time prior to 5:00 P.M., New York City time (10:00 p.m., London time), on the Expiration Date with respect to such series.

    For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time (10:00 p.m., London time), on the Expiration Date with respect to such series. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the principal amount of such Existing Notes), (iii) in the case of Existing Notes tendered by book-entry transfer, specify the number of the account at the Book-Entry Transfer Facility from which the Existing Notes were tendered and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility, (iv) contain a statement that such Holder is withdrawing its election to have such Existing Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (vi) specify the name in which such Existing Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time (10:00 p.m., London time), on the Expiration Date with respect to such series of Existing Notes.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

              PAYOR'S NAME: THE BANK OF NEW YORK, AS PAYING AGENT

---------------------------------------------------------------------------------------
           SUBSTITUTE             PART 1--PLEASE
                                  PROVIDE
                                  YOUR TIN IN THE BOX
                                  AT RIGHT AND
                                  CERTIFY
                                  BY SIGNING AND
                                  DATING BELOW.

                                  -----------------------------------------------------

                                                       TIN:
                                                          SOCIAL SECURITY NUMBER OR
                                                        EMPLOYER IDENTIFICATION NUMBER
            Form W-9              PART 2--TIN APPLIED FOR / /
                                  -----------------------------------------------------

                                  CERTIFICATION: UNDER THE PENALTIES OF PERJURY,
                                  I CERTIFY THAT:
                                  (1) the number shown on this form is my correct
                                  Taxpayer Identification Number (or I am waiting for a
                                      number to be issued to me).
                                  (2) I am not subject to backup withholding either
                                  because: (a) I am exempt from backup withholding, or
                                      (b) I have not been notified by the Internal
                                      Revenue Service (the "IRS") that I am subject to
                                      backup withholding as a result of a failure to
                                      report all interest or dividends, or (c) the IRS
                                      has notified me that I am no longer subject to
   DEPARTMENT OF THE TREASURY
    INTERNAL REVENUE SERVICE
  PAYOR'S REQUEST FOR TAXPAYER
     IDENTIFICATION NUMBER            backup withholding, and
   ("TIN") AND CERTIFICATION      (3) any other information provided on this form is
                                  true and correct.
                                  Signature
                                  --------------------------------------- Date
                                  ------------

---------------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have be notified by the
 IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

 --------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

---------------------------------------------------------------------------------------

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
 Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature ----------------------------------------------------- Date
 --------------------
---------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.